SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential. For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             SOBIESKI BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:


[   ]   Fee paid previously with preliminary materials:


[   ]   Check box if any part of the fee is offset as provided by Exchange  Act

Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount Previously paid:

         (2)   Form, Schedule or Registration Statement no.:

         (3)   Filing Party:

         (4)   Date Filed:

                             SOBIESKI BANCORP, INC.



                                                              September 24, 1999


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Sobieski Bancorp, Inc., I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m., local time, on October 19, 1999 at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to elect two directors and ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. The Board of Directors recommends that you vote FOR the Board's nominees for election as directors and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

         In addition to the stockholder vote on corporate business items, the meeting will include management's report to you on Sobieski Bancorp, Inc.'s 1999 financial and operating performance.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Sobieski Bancorp, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                           Sincerely,

                                           /s/Thomas F. Gruber

                                           Thomas F. Gruber
                                           President and Chief Executive Officer

                             SOBIESKI BANCORP, INC.
                             2930 W. Cleveland Road
                            South Bend, Indiana 46628
                                 (219) 271-8300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 19, 1999


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Sobieski Bancorp, Inc. (the "Company") will be held at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana at 2:00 p.m., South Bend, Indiana time, on October 19, 1999.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  the election of two directors of the Company;

         2. the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending June 30, 2000;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 13, 1999 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/Thomas F. Gruber

                                           Thomas F. Gruber
                                           President and Chief Executive Officer


South Bend, Indiana
September 24, 1999


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                             Sobieski Bancorp, Inc.
                             2930 W. Cleveland Road
                            South Bend, Indiana 46628
                                 (219) 271-8300

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 19, 1999


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Sobieski Bancorp, Inc. (the "Company"), the parent company of Sobieski Federal Savings and Loan Association of South Bend ("Sobieski Federal" or the "Association"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana, on October 19, 1999, at 2:00 p.m., South Bend, Indiana time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about September 24, 1999.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors and (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending June 30, 2000.

Vote Required and Proxy Information

         All shares of the Company's common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees named in this Proxy Statement and for the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with their best judgment.

         Directors will be elected by a plurality of the votes cast. The ratification of the appointment of Pricewaterhouse Coopers LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the common stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Sobieski Bancorp, Inc., 2930 W. Cleveland Road, South Bend, Indiana 46628.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 13, 1999 will be entitled to one vote for each share of common stock then held. As of that date, there were 725,832 shares of common stock issued and outstanding. The following table sets forth, as of September 13, 1999, information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the common stock and (ii) all directors and executive officers of the Company and the Association as a group. For information regarding the beneficial ownership of common stock by the directors of the Company, see "Proposal I. Election of Directors."

                                                                                Shares
                                                                             Beneficially       Percent
                           Beneficial Owner                                      Owned          of Class
                           ----------------                                      -----          --------

Sobieski Bancorp, Inc. Employee Stock Ownership Plan                            77,280(1)        10.65%
2930 W. Cleveland Road
South Bend, Indiana  46628

John Hancock Mutual Life Insurance Company and                                  40,000(2)         5.51
John Hancock Subsidiaries, Inc.
P.O. Box 111
Boston, Massachusetts 02117
              and
The Berkeley Financial Group and
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

Directors and executive officers of the Company                                144,621(3)        18.88
 and the Association, as a group (10 persons)

------------------------

(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 34,104 of which have been allocated to the accounts of participants. First Source Bank, South Bend, Indiana, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held by the ESOP are voted by the trustee in the same manner that the trustee is instructed to vote by a majority of the plan participants who instruct the trustee as to the manner of voting the shares allocated to their plan accounts.

(2) As reported by John Hancock Mutual Life Insurance Company ("JHMLIC"), JHMLIC's wholly-owned subsidiary, John Hancock Subsidiaries, Inc. ("JHSI"), JHSI's wholly-owned subsidiary, The Berkeley Financial Group ("TBFG"), and TBFG's wholly-owned subsidiary, John Hancock Advisers, Inc., ("JHA") in a statement as of December 31, 1997 on a Schedule 13G filed with the Securities and Exchange Commission (the "SEC"). JHMLIC, JHSI and TBFG reported indirect beneficial ownership of these shares. JHA reported sole voting and investment powers as to all of such shares.

(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which the group members may be deemed to have sole or shared voting and/or investment powers. Amount also includes 40,176 shares subject to options granted under the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") currently exercisable or which will become exercisable within 60 days of September 13, 1999 and 15,853 shares awarded as restricted shares under the Company's Recognition and Retention Plan (the "RRP") that have vested or will vest within 60 days of September 13, 1999 (and which have or will become free of all restrictions originally placed thereon).

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Association. The directors are divided into three classes. Directors of the Company are generally elected to serve for three-year terms which are staggered to provide for the election of approximately one-third of the directors each year.

         The following table sets forth certain information regarding the Company's Board of Directors, including each director's term of office. The
Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as disclosed in this Proxy Statement, there are no arrangements or understandings between any director or nominee and any other person pursuant to which the director or nominee was selected.

                                                                                              Shares of Common
                            Age at                                                    Term   Stock-Beneficially         Percent
                           June 30,                                      Director      to         Owned at                of
              Name           1999          Position(s) Held              Since(1)    Expire  September 13, 1999(2)      Class
              ----           ----          ----------------              --------    ------  ---------------------      -----

                                                   NOMINEES
Thomas F. Gruber              56       President and Chief Executive       1981        2002                27,865         3.76%
                                       Officer and Director
Joseph F. Nagy                51       Vice Chairman and Director          1985        2002                13,310         1.82

                                        DIRECTORS CONTINUING IN OFFICE
George J. Aranowski           68       Director                            1973        2000                15,410         2.11
Robert J. Urbanski            47       Chairman of the Board               1991        2000                35,011         4.80
Richard J. Cullar             44       Director                            1999        2001                   500          .07
Leonard J. Dobosiewicz        58       Director                            1977        2001                12,410         1.70
Joseph A. Gorny               57       Director                            1993        2001                25,410         3.48

---------------------------

(1)  Includes service as a director of the Association.

(2) Includes shares held directly, as well as shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment powers. Also includes 15,456, 3,864, 3,864, 3,864, 3,864 and 3,864 shares which Messrs.
     Gruber, Nagy, Aranowski, Urbanski, Dobosiewicz and Gorny, respectively, currently or will within 60 days of September 13, 1999 have the right to acquire pursuant to stock options granted under the Stock Option Plan and 6,183, 1,546, 1,546, 1,546, 1,546 and 1,546 shares awarded as restricted stock under the RRP to Messrs. Gruber, Nagy, Aranowski, Urbanski, Dobosiewicz and Gorny, respectively, which have vested or will vest within 60 days of September 13, 1999 (and which have or will become free of all restrictions originally placed thereon).

         The business experience of each director and director nominee is set forth below. All directors and director nominees have held their present positions for at least the past five years, except as otherwise indicated.

         Thomas F. Gruber. Mr. Gruber became the President and Chief Executive Officer of the Company and the Association in September 1996. Prior to becoming President and Chief Executive Officer, Mr. Gruber was the State Editor of the South Bend Tribune.

         Joseph F. Nagy. Mr. Nagy is the Auditor of St. Joseph County, Indiana.

         George J. Aranowski. Mr. Aranowski is a public accountant with his own accounting practice.

         Robert J. Urbanski. Mr. Urbanski is President of Trans Tech Electric Co., an electrical contractor in South Bend.

         Richard J. Cullar. Mr. Cullar is President of Beres & Cullar, P.C., a public accounting firm.

         Leonard J. Dobosiewicz. Mr. Dobosiewicz has been in the maintenance profession at local schools.

         Joseph A. Gorny. Mr. Gorny is in the real estate business and is also the owner of a liquor store.

Board of Directors' Meetings and Committees

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are held on at least a quarterly basis. The Board of Directors met 12 times during the fiscal year ended June 30, 1999. During fiscal 1999, no incumbent director of the Company attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The  Board  of  Directors  of  the  Company  has  standing   Audit  and
Compensation Committees.

         The Audit Committee recommends independent auditors to the Board and reviews the results of the auditors' services. The members of the Audit Committee are Directors Aranowski, Cullar, Nagy and Urbanski. During fiscal 1999, this committee met five times.

         The Compensation Committee is currently comprised of Directors Aranowski, Cullar, Nagy and Urbanski. The Compensation Committee is responsible for administering the Stock Option Plan and the RRP. The Compensation Committee met three times during fiscal 1999.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. The Board of Directors met one time in fiscal 1999 in its capacity as a nominating committee.

         Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 90 days prior to the meeting date. If, however, less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the later of the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

         Board and Committee Meetings of the Association. Meetings of the Association's Board of Directors are generally held on a monthly basis. The Board of Directors of the Association held 12 meetings during the year ended June 30, 1999. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the year.

Director Compensation

         Fees. Directors are paid $500 per month for each meeting of the Company's Board of Directors attended and an additional $500 for each meeting of the Association's Board of Directors attended. Directors are also paid a fee of $100 for each Board committee meeting attended. In addition, during fiscal 1999, Mr. Urbanski received $400 per month for serving as Chairman of the Board of Directors of the Company and Mr. Nagy received $200 per month for serving as Vice Chairman of the Board of Directors of the Company. As noted above, each director of the Company also serves as a director of the Association.

         Stock Options and Restricted Stock. Upon his appointment to the Board of Directors, Director Cullar was granted on January 21, 1999 a ten-year option to purchase 4,830 shares of common stock at an exercise price of $13.125 per share (the fair market value of the common stock on the date of grant). The option is scheduled to vest in 20% annual increments on January 21, 2000, 2001, 2002, 2003 and 2004, respectively. On January 21, 1999, Director Cullar was also awarded 1,932 restricted shares of the Company's common stock. The shares are scheduled to vest in 20% annual increments on January 21, 2000, 2001, 2002, 2003 and 2004, respectively.

         Fee Continuation Plans. Effective July 1, 1998, the Company adopted the Sobieski Bancorp, Inc. Fee Continuation Plan for Retired Directors and the Association adopted the Sobieski Federal Fee Continuation Plan for Retired Directors. The plans operate in the same manner and each plan provides for payment of a specified amount to each eligible director upon the occurrence of the later of (i) the director's attainment of age 70 or (ii) the termination of the director as a member of the Company's Board of Directors (under the Company's plan) or the Association's Board of Directors (under the Association's plan) ("Payment Event"). Specifically, upon the occurrence of a Payment Event with respect to an eligible director, the director will be entitled to be paid approximately $333 per month under each plan ($666 under both plans) for ten years, beginning on the first day of the month following the Payment Event. The Company and the Association will maintain life insurance contracts on the directors to provide funding for their retirement obligations under the plans.

         To be eligible to participate in the plans, a person must have been a member of the Company's Board of Directors (for the Company's plan) or the Association's Board of Directors (for the Association's plan) as of June 30, 1998, or have become a member of the Company's or the Association's Board of Directors after June 30, 1998 and serve in that capacity for five full consecutive years. Each plan provides that if an eligible director's death occurs before commencement of the payments described above or while the payments are being made to the director, then the director's spouse will be entitled to receive such benefits as if the director were alive. If the deceased eligible director had no spouse, all benefits will terminate upon the director's death.
As noted above, each director of the Company is also a director of the Association.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Association for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Association.

         The following table sets forth information concerning the compensation paid or accrued by the Association for services rendered by Thomas F. Gruber, the Company's and the Association's Chief Executive Officer. No executive officer of the Company or the Association earned a salary and bonus for fiscal 1999 in excess of $100,000.

======================================================================================================================
                                              Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------
                                                                             Long-Term Compensation
                           Annual Compensation                                       Awards
-------------------------------------------------------------------------  --------------------------
                                                             Other Annual   Restricted                    All Other
                               Fiscal    Salary     Bonus    Compensation      Stock        Options/    Compensation
 Name and Principal Position    Year     ($)(1)      ($)         ($)        Awards ($)      SARs (#)       ($)(3)
 ---------------------------    ----     ------      ---         ---        ----------      --------       ------
Thomas F. Gruber, President     1999      $85,031   $---         ---          $ ---           ---          $19,714
and Chief Executive Officer     1998       79,688    ---         ---            ---           ---           14,669
                                1997       63,370    ---         ---         98,532(2)      19,320           ---
======================================================================================================================

--------------
(1) Amounts include fees of $18,390, $18,000 and $18,380 for Mr. Gruber's service as a director of the Company and the Association during fiscal 1999, 1998 and 1997, respectively.

(2) Based on the $12.75 average of the closing bid and ask price per share of the common stock on September 30, 1996, the date of grant. With respect to the 7,728 shares of restricted stock granted on September 30, 1996, 20 percent vested on September 30, 1997, an additional 20 percent vested on September 30, 1998 and the remaining shares are scheduled to vest in equal installments on September 30, 1999, 2000 and 2001. While a director of the Company, Mr. Gruber was awarded on October 25, 1995, 1,932 shares of restricted stock (the value of which, on the date of grant (based on the $12.625 average of the closing bid and ask price per share of the common stock on the date of grant) was $24,392). Sixty percent of the 1,932 restricted shares have vested, with 20 percent vesting on each of October 25, 1996, 1997 and 1998, respectively. The remaining unvested shares are scheduled to vest in equal installments on October 25, 1999 and 2000, respectively. Dividends are paid on the restricted shares held by Mr. Gruber to the same extent and on the same date as dividends are paid on all other outstanding shares of the common stock. Based on the closing price per share of the common stock on June 30, 1999 ($14.375), the 5,408 restricted shares held by Mr. Gruber as of that date had an aggregate market value of $77,740.

(3) For 1999 and 1998, includes employer contributions under the Association's 401(k) Plan of $974 and $941, respectively, term life insurance premiums paid by the Association for Mr. Gruber's benefit of $2,552 and $1,276, respectively, and allocations for 1999 and 1998 to Mr. Gruber's ESOP account valued at $16,188 and $12,452, respectively.


         The following table sets forth information regarding stock options exercised by Mr. Gruber during fiscal 1999 and the number and value of unexercised stock options held by Mr. Gruber at June 30, 1999.

=====================================================================================================================
                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                 OPTION/SAR VALUES
---------------------------------------------------------------------------------------------------------------------
                                                                                               Value of
                                                               Number of                      Unexercised
                                                              Unexercised                    In-the-Money
                                                            Options/SARs at                 Options/SARs at
                                                               FY-End (#)                     FY-End ($)
                                Shares                --------------------------------------------------------------
                               Acquired
                                  on        Value
                               Exercise    Realized
Name                              (#)        ($)      Exercisable   Unexercisable    Exercisable    Unexercisable
----                           --------    --------   -----------   -------------    -----------    -------------
      Thomas F. Gruber            ---        ---         10,626         13,524       $17,630(1)      $22,218(1)
=====================================================================================================================

-------------

(1) Represents the difference between the aggregate fair market value of the shares underlying the options as of June 30, 1999 and the aggregate exercise price.


         Employment Agreement with Mr. Gruber. On September 30, 1996, the Association entered into an employment agreement with Mr. Gruber providing for an initial term of three years (the "Employment Agreement"). The Employment Agreement provides for an annual salary in an amount not less than Mr. Gruber's salary as of the date on which the Employment Agreement was executed and provides for an annual extension of the term of the Employment Agreement by one year on each anniversary of its execution, subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Association. The term of Employment Agreement has been extended pursuant to this provision on each anniversary of the agreement's execution that has occurred to date. The Employment Agreement also provides for termination in the event of Mr. Gruber's death, for cause or in certain events specified by the regulations of the Office of Thrift Supervision. The Employment Agreement is also terminable by Mr. Gruber upon 90 days' notice to the Association.

         The Employment Agreement provides for payment to Mr. Gruber of an amount equal to 299% of his five- year average base compensation, if his employment is involuntarily terminated in connection with or within 12 months after a "change in control" of the Association or the Company. If Mr. Gruber's employment had been terminated as of June 30, 1999 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $237,206.

         Supplemental Executive Retirement Plan. Effective July 1, 1998, the Association adopted the Sobieski Federal Savings and Loan Association
Supplemental Executive Retirement Plan (the "SERP") for the benefit of Mr. Gruber. The SERP provides for payment of a specified amount to Mr. Gruber, as President of the Association, upon the occurrence of the later of (i) Mr. Gruber's attainment of age 65 or (ii) the termination (other than for cause) of Mr. Gruber as President of the Association ("Payment Event"). Specifically, upon the occurrence of a Payment Event, Mr. Gruber will be entitled to begin receiving payment of an amount equal to two percent of his base annual salary in effect as of the date of termination of his employment as President of the Association, multiplied by the number of full years he was employed as President of the Association, beginning on June 30, 1998 and ending on the effective date of termination (the "Benefit"). The Benefit will be paid to Mr. Gruber for each of the ten years following the Payment Event and will be paid monthly beginning on the first day of the month following the Payment Event. The Association will maintain a life insurance contract on Mr. Gruber to provide funding for the Association's retirement obligations under the SERP.

         To be eligible to receive the Benefit, Mr. Gruber must serve as President of the Association for a period of five consecutive years, beginning on June 30, 1998 and ending on June 29, 2003. The Fee Continuation Plan provides that if Mr. Gruber dies before commencement of payment of the Benefit, or while the Benefit is being paid, then Mr. Gruber's spouse will be entitled to receive such payments as if Mr. Gruber were alive.

Certain Transactions

         The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for other purposes. All loans to directors and executive officers are required to be made in the ordinary course of business and on substantially the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. Directors and officers are, however, as are employees of the Association, generally entitled to a 1% reduction in the interest rate on any loan secured by their primary residence from the then current market interest rate, as long as they continue to serve as a director, officer or employee. All loans to directors and officers were performing in accordance with their terms at June 30, 1999.


        PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


         The Board of Directors of the Company has appointed PricewaterhouseCoopers LLP, independent accountants, to be the Company's independent auditors for the fiscal year ending June 30, 2000. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Stockholders, any stockholder proposal to take action at the 2000 Annual Meeting must be received at the Company's main office located at 2930 W. Cleveland Road, South Bend, Indiana 46628, no later than May 27, 2000. Any proposal submitted will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law. Under the proxy rules, in the event that the Company receives notice of a stockholder proposal to take action at the 2000 Annual Meeting that is not submitted for inclusion in the Company' proxy materials, or is submitted for inclusion but is properly excluded from the Company's proxy materials, the persons named in the form of proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the proposal in accordance with their best judgment if notice of the proposal is not received at the main office of the Company by the Deadline (as defined below). In addition to the provision of the proxy rules regarding discretionary voting authority described in the preceding sentence, the Company's bylaws provided that if notice of a stockholder proposal to take action at the 2000 Annual Meeting is not received at the main office of the Company by the Deadline, the proposal will not be recognized as a matter proper for submission to the Company's stockholders and will not be eligible for presentation at the 2000 Annual Meeting. The "Deadline" means the date that is 90 days prior to the date of the 2000 Annual Meeting; however, in the event that less than 100 days' notice or prior public disclosure of the date of the 2000 Annual Meeting is given or made to stockholders, the "Deadline" means the close of business on the tenth day following the later of the day on which notice of the date of the 2000 Annual Meeting was mailed or the day on which public disclosure of the date of the 2000 Annual Meeting was made.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons owning more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the SEC and to provide the Company with copies of such reports. Based solely upon information provided to the Company by the directors and officers subject to Section 16(a), all Section 16(a) filing requirements applicable to such persons were complied with during fiscal 1999.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that the Board of Directors, as proxy for the stockholder, will act on such matter in accordance with its best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Association may solicit proxies personally or by telegraph or telephone without additional compensation.

                                 REVOCABLE PROXY
                             SOBIESKI BANCORP, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 19, 1999

  The undersigned hereby appoints the Board of Directors of Sobieski Bancorp, Inc. (the "Company"), and its survivor, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the"Meeting") to be held on October 19, 1999 at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

1. The election of the following directors for three year terms (except as marked to the contrary):

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


                 THOMAS F. GRUBER                 JOSEPH F. NAGY


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except"and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The  ratification  of  the  appointment  of  PricewaterhouseCoopers   LLP  as
   independent auditors for the Company for the fiscal year ending June 30, 2000.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

   The Board of Directors recommends a vote "FOR" the nominees named herein and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP.

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage-paid envelope provided.

                              SOBIESKI BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999.

  Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.